Exhibit 99.11

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                    JULY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-5

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.   Mortgage Loan Information:

          1.   Aggregate Scheduled Monthly Payments:

               (a)  Principal  ...........................$        328,842.48
               (b)  Interest  ............................$      3,283,787.43
               (c)  Total  ...............................$      3,612,629.91

          2. Aggregate Monthly Payments Received and Monthly Advances made this month:

               (a)  Principal  ......................... $         328,842.48
               (b)  Interest  .......................... $       3,182,456.50
               (c)  Total  ............................. $       3,511,298.98

          3.   Aggregate  Principal  Prepayments in part received and applied in
               prior month: ............................ $          91,280.65

          4.   Aggregate Principal Prepayments in full received in prior month:

               (a)  Principal  ......................... $         785,745.61
               (b)  Interest  .......................... $           5,312.13
               (c)  Total  ............................. $         791,057.74

          5.   Aggregate Insurance Proceeds for prior month:

               (a)  Principal  ......................... $               0.00
               (b)  Interest  .......................... $               0.00
               (c)  Total  ............................. $               0.00

          6.   Aggregate Liquidation Proceeds for prior month:

               (a)  Principal  ......................... $               0.00
               (b)  Interest  .......................... $               0.00
               (c)  Total  ............................. $               0.00

          7.   Aggregate  Purchase  Prices for Defaulted  and Modified  Mortgage
               Loans:

               (a)  Principal  ......................... $               0.00
               (b)  Interest  ...........................$               0.00
               (c)  Total  ............................. $               0.00

          8. Aggregate Purchase Prices ( and substitution adjustments) for Defective Mortgage Loans:

               (a)  Principal  ......................... $               0.00
               (b)  Interest  .......................... $               0.00
               (c)  Total  ............................. $               0.00

          9.   Pool Scheduled Principal Balance: ........$     486,523,834.03

          10.  Available Funds:  ........................$       4,393,637.37

          11.  Realized Losses for prior month: .........$               0.00

          12.  Aggregate Realized Losses:

               (a) Deficient Valuations: ................$               0.00
               (b) Special Hazard Losses: ...............$               0.00
               (c) Fraud Losses: ........................$               0.00
               (d) Excess Bankruptcy Losses: ............$               0.00
               (e) Excess Special Hazard Losses: ........$               0.00
               (f) Excess Fraud Losses: .................$               0.00
               (g) Debt Service Reductions: .............$               0.00

          13.  Non-Credit Losses: .......................$               0.00

          14.  Compensating Interest Payment: ...........$             793.84

          15. Accrued Certificate Interest, Unpaid Class Interest Shortfalls and Pay-out Rate:

      Class 5-A1...$       193,654.15   $       0.00               7.49999988%
      Class 5-A2...$     1,257,410.70   $       0.00               7.50000000%
      Class 5-A3...$        38,125.00   $       0.00               7.50000000%
      Class 5-A4...$        12,187.50   $       0.00               7.50000000%
      Class 5-A5...$        62,038.86   $       0.00               7.50000023%
      Class 5-A6...$     1,296,159.78   $       0.00               7.50000003%
      Class 5-A7 ..$        54,762.25   $       0.00               7.50000055%
      Class 5-PO1 .$             0.00   $       0.00               0.00000000%
      Class 5-PO2 .$             0.00   $       0.00               0.00000000%
      Class 5-M....$        45,884.33   $       0.00               7.50000076%
      Class 5-B1...$        30,589.55   $       0.00               7.49999994%
      Class 5-B2...$        22,942.17   $       0.00               7.50000137%
      Class 5-B3...$        15,294.77   $       0.00               7.49999749%
      Class 5-B4...$         4,588.40   $       0.00               7.49994780%
      Class 5-B5...$        10,706.32   $       0.00               7.49997706%
      Class 5-S1...$        51,156.93   $       0.00               0.46306885%
      Class 5-S2...$        92,267.92   $       0.00               0.34074867%
      Class 5-R....$             0.00   $       0.00               0.00000000%

          16.  Principal distributable:

               Class 5-A1.....           $        118,390.05
               Class 5-A2.....           $              0.00
               Class 5-A3.....           $              0.00
               Class 5-A4.....           $              0.00
               Class 5-A5.....           $          6,690.98
               Class 5-A6.....           $              0.00
               Class 5-A7.....           $      1,066,166.83
               Class 5-PO1....           $            105.27
               Class 5-PO2....           $            494.33
               Class 5-M......           $          4,948.69
               Class 5-B1.....           $          3,299.13
               Class 5-B2.....           $          2,474.34
               Class 5-B3.....           $          1,649.56
               Class 5-B4.....           $            494.87
               Class 5-B5.....           $          1,154.69
               Class 5-R......           $              0.00

          17.  Additional distributions to the Class 5-R Certificate pursuant to
               Section 4.01(b): ......................$                   0.00

          18.  Certificate Interest Rates of:

               Class 5-S1 Certificates:.....   0.463069%
               Class 5-S2 Certificates:.....   0.340749%

          19.  Accrual Amount A7 Certificates:........$                   0.00

     B.  Other Amounts:

         1.  Senior Percentage for such Distribution Date: ......    95.729602%

         2.  Category A-Senior Percentage for such Distribution Date:10.051608%

         3.  Category B-Senior Percentage for such Distribution Date:85.677994%

         4.  Category A-Percentage for such Distribution Date: ......10.500000%

         5.  Category B-Percentage for such Distribution Date: ......89.500000%

         6.  Group I Senior Percentage for such Distribution Date: ..52.388586%

         7.  Category A-Group I Senior Percentage for such
             Distribution Date: ..................................... 8.013768%

         8.  Category B-Group I Senior Percentage for such
             Distribution Date: .....................................44.374818%

         9.  Group II Senior Percentage for such Distribution Date: .43.341016%

         10.  Category A-Group II Senior Percentage for such
              Distribution Date: .................................... 2.037840%

         11.  Category B-Group II Senior Percentage for such
              Distribution Date: ....................................41.303176%

         12.  Category B-Group I Scheduled Distribution Percentage:..85.677994%

         13.  Category B-Group II Scheduled Distribution Percentage:. 0.000000%

         14.  Senior Prepayment Percentage for such Distribution
              Date:.................................................100.000000%

         15.  Category A-Senior Prepayment Percentage
              for such Distribution Date: .......................... 10.500000%

         16.  Category B-Senior Prepayment Percentage
              for such Distribution Date: .......................... 89.500000%

         17.  Group I Senior Prepayment Percentage for such
              Distribution Date: ...................................100.000000%

         18.  Category A-Group I Senior Prepayment Percentage for such
               Distribution Date: .................................. 10.500000%

         19.  Category B-Group I Senior Prepayment Percentage for such
               Distribution Date: .................................. 89.500000%

         20.  Group II Senior Prepayment Percentage for such
               Distribution Date: ..................................  0.000000%

         21.  Category A-Group II Senior Prepayment Percentage for such
              Distribution Date: ...................................  0.000000%

         22.  Category B-Group II Senior Prepayment Percentage for such
              Distribution Date: ...................................  0.000000%

         23.  Junior Percentage for such Distribution Date: ........  4.270398%

         24.  Junior Prepayment Percentage for such Distribution Date:0.000000%

         25.  Subordinate Certificate Writedown Amount for such
              Distribution Date: ...............................$         0.00

         26.  Prepayment Distribution Triggers satisfied:
                                                   YES               NO
                                                   ---               --
              Class 5-B1.......                     X
              Class 5-B2.......                     X
              Class 5-B3.......                     X
              Class 5-B4.......                     X
              Class 5-B5.......                     X

         27.  Category B Trigger satisfied:
                                                   YES               NO
                                                   ---               --
                                                    X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                        GE CAPITAL MORTGAGE SERVICES, INC.



                                        By:  /s/ Karen Pickett
                                        -----------------------------------
                                        Name:     Karen Pickett
                                        Title:    Vice-President
                                                  Investor Operations